UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2004

SUNSET BRANDS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-57576	91-2007330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Wilshire Boulevard, Suite 1220, Los Angeles, CA		90024
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310 478-4600

CASCADE SLED DOG ADVENTURES, INC.

2030 Main Street, Suite 1600, Irvine, CA 92614

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                                             Completion of Acquisition or Disposition of Assets

As reported on the current report on Form 8-K filed by Sunset Brands, Inc., a Nevada corporation formerly known as Cascade Sled Dog Adventures, Inc. (the “Company” or “Sunset”), with the Securities and Exchange Commission on October 5, 2004 (the “October 8-K”), on or about October 4, 2004, the Company completed the acquisition of Low Carb Creations, Inc., a Washington corporation, and of Sunset Brands California, Inc., a Nevada corporation formerly known as Sunset Brands, Inc. (“Old Sunset”).

This Form 8-K/A amends the October 8-K to include historical financial statements of Old Sunset and Low Carb Creations, Inc., as required by Item 9.01(a) Financial Statements of Businesses Acquired, as well as certain pro forma information, as required by Item 9.01(b) Pro Forma Financial Information.

Item 9.01                                             Financial Statements and Exhibits

(a)                                  Financial Statements of Sunset Brands, Inc. (Old Sunset) and Low Carb Creations, Inc.

(1)                                  Audited financial statements of Low Carb Creations, Inc. for the year ended December 31, 2003.

(2)                                  Audited financial statements of Sunset Brands, Inc. for the period from inception (November 19, 2003) through December 31, 2003.

(b)                                 Pro Forma Financial Information.

(1)                                  Unaudited pro forma combined balance sheet as of September 30, 2004.

(2)                                  Unaudited pro forma combined statement of operations for the nine months ended September 30, 2004.

(3)                                  Unaudited pro forma combined statement of operations for the twelve months ended December 31, 2004.

(4)                                  Schedules and notes to pro forma combined financial information

(c)                                  Exhibits

Exhibit No.	Description

2.1

Agreement and Plan of Merger by and among Cascade Sled Dog Adventures, Inc., Sunset Brands, Inc., Low Carb Creations, Inc., Cascade LCC Merger Sub, Inc., the shareholders of Low Carb Creations, Inc., and Dan Langdon, as Stockholder Representative of such shareholders (1)

2.2	Agreement and Plan of Merger by and among Cascade Sled Dog Adventures, Inc., Sunset Brands, Inc., and Cascade Sled Dog Merger Sub, Inc. (1)
4.1	Amended and Restated Articles of Incorporation (1)
4.2	Amendment to Articles of Incorporation changing name to Sunset Brands, Inc. (1)

4.3	Form Share Exchange Agreement between Cascade Sled Dog Adventures, Inc. and certain of its shareholders. (1)
4.4	Form of Warrant issued to shareholders pursuant to Shares Exchange Agreement described in 4.3 above. (1)
4.5	Form of Subscription Supplement applicable to holders of Series A Redeemable Convertible Preferred Stock (1)
4.6	Form of Unsecured Promissory Note issued to shareholders of Low Carb Creations, Inc. (1)
4.7	Form of Warrant originally issued by Sunset Brands, Inc. and converted into a warrant to acquire a corresponding number of shares of Registrant’s Common Stock. (1)
4.8	Employment Agreement between the Registrant and Dan Langdon (1)
4.9	Employment Agreement between the Registrant and Linda Langdon (1)
4.10	Form of Warrant in favor of Bryant Park, LLC (1)

(1)                                                                                  Incorporated by reference to Form 8-k of Sunset filed on October 5, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNSET BRANDS, INC.
(formerly known as Cascade Sled Dog Adventures, Inc.)

Date: December 20, 2004	By:	/s/ Stephen Radusch
Stephen Radusch, CFO

(a)(1)                    Audited financial statements of Low Carb Creations, Inc. for the year ended December 31, 2003.

Low Carb Creations, Inc.

Financial Statements

Year Ended December 31, 2003

Low Carb Creations, Inc.

Independent Auditors’ Report

To the Board of Directors

Low Carb Creations, Inc.

Vancouver, Washington

We have audited the accompanying balance sheet of Low Carb Creations, Inc. as of December 31, 2003, and the related statement of operations and retained earnings and cash flows for the year then ended.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Low Carb Creations, Inc. as of December 31, 2003, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ BDO Seidman, LLP

April 26, 2004

Low Carb Creations, Inc.

Balance Sheet

December 31,	2003

Assets

Current assets:
Cash	$19,871
Trade accounts receivable	879,430
Inventory	62,137
Prepaid rent	41,529
Other current assets	11,131
Deferred tax assets	1,000
Total current assets	1,015,098
Furniture and equipment, net	43,603

Other assets
Receivable from related party	118,561
Deferred tax assets, noncurrent	12,000
Total other assets	130,561
Total assets	$1,189,262
Liabilities and Stockholders’ Equity

Current liabilities:
Trade accounts payable	$693,799
Line of credit	30,250
Income taxes payable	14,009
Note payable, shareholder	2,000
Other current liabilities	115,266
Total current liabilities	855,324
Deferred tax liabilities	15,000

Commitments and contingencies

Stockholders’ equity:
Common stock, no par value; 5,000,000 shares authorized; 300,000 shares issued and outstanding	300,000
Retained earnings	18,938
Total stockholders’ equity	318,938
Total liabilities and stockholders’ equity	$1,189,262

See accompanying notes to financial statements.

Low Carb Creations, Inc.

Statement of Income

Year ended December 31,	2003

Revenues
Sales	$4,253,474
Less discounts	(61,612)

Net sales	4,191,862

Cost of goods sold
Cost of merchandise	2,645,277
Freight-out	516,047

Total cost of goods sold	3,161,324

Gross profit	1,030,538

Operating expenses
Selling	259,746
Advertising	199,268
Compensation	318,066
General and administrative	137,913

Total operating expenses	914,993

Income from operations	115,545

Other expenses
Interest expense	(22,031)
Other expenses	(383)

Total other expenses	(22,414)

Net income before provision for taxes	93,131

Income tax provision	31,054

Net income	$62,077

See accompanying notes to financial statements.

Low Carb Creations, Inc.

Statement of Stockholders’ Equity

Year Ended December 31, 2003

	Common Stock		Retained
	Shares	Amount	Earnings	Total

Balance, January 1, 2003	—	$—	$(3,582)	$(3,582)

Stock issuance	22,500	22,500	—	22,500

Stock issued for services performed	74,329	74,329	—	74,329

Conversions of loans to stock	203,171	203,171	—	203,171

Distributions	—	—	(39,557)	(39,557)

Net income	—	—	62,077	62,077

Balance, December 31, 2003	300,000	$300,000	$18,938	$318,938

See accompanying notes to financial statements.

Low Carb Creations, Inc.

Statement of Cash Flows

Year ended December 31,	2003

Cash flows from operating activities
Net income	$62,077
Adjustment to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	4,340
Stock issued in lieu of compensation	131,389
Deferred income tax provision	2,000
Changes in operating assets and liabilities:
Accounts receivable	(848,093)
Inventory	(54,900)
Advances to related party	(56,092)
Other assets	(49,060)
Accounts payable	687,565
Accrued expenses	22,242
Net cash used in operating activities	(98,532)
Cash flows from investing activities
Capital expenditures	(40,048)
Net cash used in investing activities	(40,048)
Cash flows from financing activities
Net borrowings on line of credit	30,250
Notes payable borrowings	130,000
Notes payable repayments	(1,829)
Net cash provided by financing activities	158,421
Net increase in cash and cash equivalents	19,841
Cash, beginning of year	30
Cash, end of year	$19,871
Supplemental disclosure of cash flow information
Cash paid during the year for:
Interest expense	$18,959
Income taxes	9,320
Supplemental schedule of noncash investing and financing activities
Issuance of common stock for debt reduction	$203,171

See accompanying notes to financial statements.

Low Carb Creations, Inc.

Notes to Financial Statements

1.                                      Business and Summary of Significant Accounting Policies

Nature of Business

Low Carb Creations, Inc. (the “Company”) is a Washington Corporation that markets sweet and savory products for consumers interested in maintaining a low carb, healthy life style through development, distribution and consulting services throughout the United States and Canada.

Accounting Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, contingent liabilities, revenues, and expenses at the date and for the periods that the financial statements are prepared.  Actual results could differ materially from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents for purposes of financial reporting, the Company considers all highly liquid investment securities purchased with a maturity of three months or less to be cash equivalents.

Accounts Receivable

The Company provides credit, in the normal course of business, to various wholesalers and retailers in the industry throughout the United States.  The Company performs ongoing credit evaluations of its customers and believes receivable are valued at an estimate of the amount that will ultimately be collected.  The Company believes its credit policies do not result in significant adverse risk and historically has not experienced significant credit related losses.

Inventories

Inventories consist of low carb food products and are valued at lower of cost determined on the first-in, first-out (FIFO) basis or market value.

Furniture and Equipment

Furniture and equipment are recorded at cost.  Depreciation of furniture and equipment is provided using the straight-line method for financial reporting purposes at rates based on the estimated useful lives of 5 to 7 years.

Expenditures for repairs and maintenance are charged to expense as incurred.  Major expenditures for renewals and betterments are capitalized and are subject to depreciation over the estimated useful life.  Gains and losses on dispositions of equipment are reflected in earnings.

Impairment of Long-Lived Assets

The Company reviews the carrying values of its long-lived and identifiable assets for possible impairment whenever events or changes in circumstances indicate the carrying amount of the assets may not be recoverable.  Any long-lived assets held for disposal are reported at the lower of their carrying value or fair value less costs to sell.  There was no adjustment due to impairment of long-lived assets during the year ended December 31, 2003.

Revenue Recognition

Revenues are recognized from product sales upon shipment.

Shipping and Handling Costs

In accordance with EITF 00-10, the Company records revenue related to shipping and handling costs charged to customers in net sales.  The related expense is recorded in freight-out expense included in cost of good sold.  For the year ended December 31, 2003, the Company recorded total shipping and handling costs of $516,047.

Income Taxes

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 109, “Accounting for Income Taxes,” which requires deferred tax liabilities and assets to be recognized for the expected future tax consequences of events that have been included in the financial statements or tax returns.  Deferred tax liabilities and assets are provided for temporary differences between financial statement and tax bases of certain liabilities and assets.  SFAS No. 109 also requires the Company to recognize income tax benefits for loss carryovers, which have not previously been recorded.  The tax benefits recognized must be reduced by a valuation allowance in certain circumstances.

Concentration of Credit Risks

The Company has sales to four customers, which are approximately 36.5% of the total sales for the year ended December 31, 2003.  The outstanding receivables from these customers of $577,478 represents 70% of total Trade accounts receivable.  No other customers accounted for more than 10% of sales.

The Company purchases approximately 66% of its products from four suppliers.  The Company does not expect any disruption in its relationship with these vendors nor in the ability of the vendors to continue to supply the Company.

2.                                      Advertising Expense

The Company expenses advertising costs as they are incurred.  Advertising expense for the year ended December 31, 2003 amounted to $199,268.

3.                                      Furniture and Equipment

Furniture and equipment are summarized as follows:

December 31	2003

Furniture and equipment	$47,943
Less: Accumulated depreciation	(4,340)

$43,603

Provision for depreciation amounted to $4,340 for the year ended December 31, 2003.

4.                                      Line of Credit

The Company is obligated pursuant to a line of credit agreement (which expired April 10, 2004 and was extended to March 10, 2005) with Wells Fargo Bank (the “Bank”).  The credit agreement provides for a maximum borrowing of $200,000.  The loan is secured by substantially all of the assets of the Company and is guaranteed by a stockholder of the Company.  The Company’s outstanding borrowings under the secured credit agreement at December 31, 2003 amounted to $30,250.  The line of credit bears interest at the Bank’s prime rate (4.0% per annum at December 31, 2003).

5.                                      Common Stock

On July 15, 2003, a Special Meeting of the directors of the Company was held to authorize the issuance of 277,500 outstanding shares for the conversion of debt in the amount of $203,171 and compensation for services in the amount of $74,329 to certain existing shareholders.

On December 18, 2003, the Company signed a letter of intent with Lauretta and Douglas Minnick to sell 7,500 shares of Low Carb Creations, Inc. common stock for a price of $7,500 along with stock of Low Carb Habit, Inc.  The transaction is contingent on the acquisition of the stock through the bankruptcy court, for shares owned by Thomas Maurice.  A deposit of $25,000 was made by the Minnicks to a bank account for the purpose of this transaction.  On March 22, 2004, the court authorized this transaction and it was completed.

6.                                      Retained Earnings

On April 30, 2003, the Company made distributions in the amount of $39,557 for the difference in assets and liabilities that were transferred to the Company from Low Carb Distributions, Inc. when operations ceased.

7.                                      Retirement Plan

The Company has a discretionary 401(k) Profit-Sharing Plan covering substantially all of its employees meeting age and length of service requirements.  The Plan was adopted effective January 1, 2004.  Employer contributions to the Plan are made at the discretion of Company management.  No contributions were made during the year ended December 31, 2003.

8.                                      Stock Options

The Company has entered into five-year Stock Option Purchase Agreements with three of the Company’s shareholders.  The Company issued 37,500 shares at $1.00 per share, which to date have not been exercised.

9.                                      Related – Party Transactions

During 2003, cash loans were made for $29,000 and inventory was sold for $54,931, at cost to Low Carb Habit, Inc.  The balance in the receivable at December 31, 2003 is $118,561.  The loan does not carry an interest rate or repayment schedule, though it is expected that the loan will be repaid during 2004.  Two of the stockholders of Low Carb Creations, Inc., owning 56.67% of the outstanding shares, own 100% of the stock of Low Carb Habit, Inc.

10.                               Commitments

The Company maintains its office and warehouse in leased premises in Vancouver, Washington.  The leases expire on October 31, 2006 and November 30, 2006, respectively.  The leases require monthly rental payments of $4,127 and $1,500, respectively, plus real estate taxes and common area operating expenses.  The lease is guaranteed by a stockholder of the Company.

Years ending December 31,	Amount

2004	$78,780
2005	78,780
2006	65,650

$223,210

Rent expense charged to operations for the year ended December 31, 2003 amounted to $24,480.

11.                               Income Taxes

The provision for taxes on income for the year ended December 31, 2003 is as follows:

Year ended December 31,	2003

Current
Federal	$16,000
State	13,054

29,054

Deferred	2,000

Taxes on income	$31,054

The Company’s effective tax rate differs from the federal statutory tax rate primarily due to the effect of state taxes and certain non-deductible expenses.

At December 31, 2003 the Company had net deferred tax assets and liabilities of approximately $2,000 that result primarily from timing differences in depreciation and net operating loss carryovers.

12.                               Subsequent Events

On March 2, 2004, Low Carb Creations, Inc. signed a letter of intent to be acquired by Sunset Brands, Inc.  The transaction is expected to be completed by June 18, 2004.

Supplemental Material

Independent Auditors’ Report

Low Carb Creations, Inc.

Vancouver, Washington

Our audits of the basic financial statements included in the preceding section of this report were performed for the purpose of forming an opinion on those statements taken as a whole.  The supplemental material presented in the following section of this report is presented for purposes of additional analysis and is not a required part of the basic financial statements.  Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

April 26, 2004

Low Carb Creations, Inc.

Schedule of General and Administrative Expenses

Year ended December 31,	2003

General and administrative expenses
Rent	$24,480
Office supplies	18,463
Shipping supplies	17,080
Telephone	19,298
Insurance	1,274
Contributions	4,767
Bank charges	4,383
Outside services	3,124
Dues and subscriptions	1,864
Repairs and maintenance	2,931
Accounting and legal	20,342
Utilities	6,008
Automobile	4,903
Depreciation	4,340
Bad debts	400
Other	4,256

Total general and administrative expenses	$137,913

See accompanying notes to financial statements.

(a)(2)                  Audited financial statements of Sunset Brands, Inc. for the period from inception (November 19, 2003) through December 31, 2003

Sunset Brands, Inc.

(A Development
Stage Company)

Financial Statements

Period from November 19, 2003 (Inception)

through December 31, 2003

Sunset Brands, Inc.

(A Development Stage Company)

Independent Auditors’ Report

The Board of Directors

Sunset Brands, Inc. (A Development Stage Company)

We have audited the accompanying balance sheet of Sunset Brands, Inc. (A Development Stage Company) as of December 31, 2003 and the related statement of operations, stockholders’ deficit and cash flows for the period from November 19, 2003 (inception) through December 31, 2003.  The financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sunset Brands, Inc. (A Development Stage Company) as of December 31, 2003 and the results of its operations and their cash flows for the period from November 19, 2003 (inception) through December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 1 to the financial statements the Company has suffered operating losses and negative cash flows from operating activities since inception and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern.  Management’s plans in regard to these matters are also described in Note 1.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ BDO Seidman, LLP

April 12, 2004
Los Angeles, California

Sunset Brands, Inc.

(A Development Stage Company)

Balance Sheet

December 31,	2003

Total assets	$—

Liabilities and Stockholders’ Deficit

Current liabilities
Loans payable, shareholder	$28,941
Management fee payable, shareholder	40,000
Consulting fees	12,500

Total current liabilities	81,441

Commitments and contingencies (Note 6)

Stockholders’ deficit
Common shares, $.001 par value; 10,000,000 shares authorized, and 6,000,000 issued and outstanding	6,000
Deficit accumulated during the development stage	(87,441)

Total stockholders’ deficit	(81,441)

Total liabilities and Stockholders’ deficit	$—

See accompanying notes to financial statements.

Sunset Brands, Inc.

(A Development Stage Company)

Statement of Operations

Period from November 19, 2003 (Inception) through December 31, 2003

Revenues	$—

Operating expenses
Management fees, related party	40,000
Professional and consulting fees	34,957
General and administrative	12,484

Total operating expenses	87,441

Loss before provision for income taxes	(87,441)

Provision for income taxes	—

Net loss	$(87,441)

Basic and diluted loss per share	$(.01)

Weighted average shares outstanding	6,000,000

See accompanying notes to financial statements.

Sunset Brands, Inc.

(A Development Stage Company)

Statement of Stockholders’ Deficit

Period from November 19, 2003 (Inception)

through December 31, 2003

	Common Stock		Deficit Accumulated
		Amount	During the
		$(.001 Par	Development	Total
	Shares	Value)	Stage	Deficit

Opening balance, November 19, 2003	—	$—	$—	$—

Issuance of common stock	6,000,000	6,000	—	6,000

Net loss	—	—	(87,441)	(87,441)

Balance, December 31, 2003	6,000,000	$6,000	$(87,441)	$(81,441)

See accompanying notes to financial statements.

Sunset Brands, Inc.

(A Development Stage Company)

Statement of Cash Flows

Period from November 19, 2003 (Inception) through December 31, 2003

Cash flows from operating activities
Net loss	$(87,441)
Adjustments to reconcile net loss to net cash used in operating activities:
Increase in accrued consulting fees	12,500
Increase in management fees payable	40,000

Net cash used in operating activities	(34,941)

Cash flows from financing activities
Issuance of common stock	6,000
Proceeds from loans payable, shareholder	28,941

Net cash provided by investing activities	34,941

Net change in cash	—

Cash, at beginning of period	—

Cash, at end of period	$—

See accompanying notes to financial statements.

Sunset Brands, Inc.

(A Development Stage Company)

Notes to Financial Statements

1.                             Company History

Sunset Brands, Inc (“the Company”), a development stage company, was formed and incorporated in Nevada on November 19, 2003 by the Company’s President. The Company was formed to research and acquire companies in the low carbohydrate food industry. The Company is considered a development stage company since planned principal operations have not yet commenced. The Company is directing most of its efforts in establishing the new business, including capital raising activities and development of markets for its low carbohydrate industry.

The Company’s intent is to obtain financial resources from outside investors and purchase low carbohydrate companies with sales between $15 and $95 million and obtain a market segment in the industry.

The financial statements and operations through December 31, 2003 do not reflect revenue or significant operational activity, as the Company will not begin operations until subsequent to December 31, 2003.

Liquidity

The Company is a development stage enterprise and has suffered operating losses and negative cash flows from operating activities since inception. These conditions give rise to substantial doubt about the Company’s ability to continue as a going concern. The Company currently expects to raise capital financing from a private placement that will provide sufficient cash to fund its projected operations for the immediately foreseeable future and believes additional financing will be available if and when needed. If the Company is unable to achieve projected operating results and/or obtain such additional financing if and when needed, management will be required to curtail growth plans and scale back planned development activities. No assurances can be given that the Company will be successful in raising additional financing should such financing be required by future operations.

2.                                      Summary of Significant Accounting Policies

Fair Value of Financial Instruments and Concentration of Credit Risk

The carrying amount reported in the balance sheet for accounts payable and accrued liabilities approximates fair value because of the immediate or short-term maturity of these financial instruments.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 109, “Accounting for Income Taxes,” which requires deferred tax liabilities and assets to be recognized for the expected future tax consequences of events that have been included in the financial statements or tax returns. Deferred tax liabilities and assets are provided for temporary differences between financial statement and tax bases of certain liabilities and assets. SFAS No. 109 also requires the Company to recognize income tax benefits for loss carryovers, which have not previously been recorded. To date, the Company has not recorded any income tax liability due to its losses. Also, no income tax benefit has been recorded due to the uncertainty of its realization.

Basic and Diluted Loss Per Share

In accordance with SFAS No. 128, “Computation of Earnings Per Share,” basic earnings (loss) per share is computed by dividing the net earnings (loss) available to common stockholders for the period by the weighted average number of common shares outstanding during the period.  Diluted earnings (loss) per share is computed by dividing the net earnings (loss) for the period by the weighted average number of common and common equivalent shares outstanding during the period.

Common equivalent shares, consisting of incremental common shares issuable upon the exercise of stock options, warrants and convertible debt are excluded from the diluted earnings per share calculation if their effect is anti-dilutive.

A summary of the shares used to compute net loss per share is as follows:

Period from November 19, 2003 (Inception) through December 31, 2003

Weighted average common shares used to compute basic net loss per share	6,000,000
Effect of dilutive securities	—

Weighted average common shares used to compute diluted net loss per share	6,000,000

Stock Options and Warrants

The Company accounts for the issuance of employee stock options using the intrinsic value method under Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees” (“APB 25”). The Company accounts for the issuance of warrants in accordance with SFAS 123, “Accounting for Stock-Based Compensation, by estimating the fair value of warrants issued based on the Black-Scholes model. This model’s calculations include the warrant exercise price, the market price of shares on grant date, the weighted average information for risk free interest, expected life of warrant, expected volatility of the Company’s stock and expected dividends.

If fully vested warrants are issued as compensation for services, the estimated value is set up as equity when vested and nonforfeitable and expensed when the services are performed and benefit is received as provided by Financial Accounting Standards Board Emerging Issues Task Force No. 96-18 (“EITF 96-18”). If the warrants are issued for consideration in an acquisition, the value of the warrants are included in equity at the time of issuance and included in the purchase price to be allocated.

The Company had warrants outstanding for 425,000 shares as of December 31, 2003.

Recent Accounting Pronouncements

In December 2002, the Financial Accounting Standards Board (“FASB”) issued SFAS 148, “Accounting for Stock-Based Compensation-Transition and Disclosure”. SFAS 148 amends SFAS 123, “Accounting for Stock-Based Compensation” to provide alternative methods of transition to SFAS 123’s fair value method of accounting for stock-based employee compensation. It also amends and expands the disclosure provisions of APB 28, “Interim Financial Reporting,” to require disclosure in the summary of significant accounting policies of the effects of an entity’s accounting policy with respect to stock-based employee compensation on reported net income and earnings per share in annual and interim financial statements. While SFAS 148 does not require companies to account for employee stock options using the fair-value method, the disclosure provisions apply to all companies for fiscal years ending after December 15, 2002 regardless of whether they account for intrinsic value method of APB 25. The Company has elected to use the instrinsic value method under APB 25 to account for stock options issued to employees and will incorporate the expanded disclosures under SFAS 148 into its Notes to the Financial Statements.

In June 2003, the FASB issued SFAS 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity”. SFAS 150 requires certain instruments, including mandatorily redeemable shares, to be classified as liabilities, not as part of shareholders’ equity or redeemable equity. For instruments that are entered into or modified after May 31, 2003, SFAS 150 is effective immediately upon entering the transaction or modifying terms. For other instruments covered by SFAS 150 that were entered into before June 1, 2003, Statement 150 is effective for the first interim period beginning after June 15, 2003. The Company does not expect implementation of SFAS 150 to have a material effect on the Company’s financial position or results of operations.

In January 2003, the FASB issued Interpretation No. 46, “Consolidation of Variable Interest Entities (“FIN 46”). The primary objectives of FIN 46 are to provide guidance on the identification and consolidation of variable interest entities. Variable interest entities are entities that are controlled by means other than voting rights. The guidance applies to variable interest entities created after January 31, 2003. The Company holds no interest in variable interest entities.

Comprehensive Loss

Except for net loss, the Company has no material components of comprehensive loss, and accordingly, the comprehensive loss is the same as the net loss for all periods presented.

3.                                      Loans Payable, shareholder

The Company is obligated pursuant to a convertible line of credit with Sunset Holdings International, Ltd. (“SHI”), a company with common ownership. The credit agreement provides for a maximum borrowing of $100,000 and is due on demand as of April 1, 2004. SHI has the right to convert all, but not less than all, of the unpaid principal and accrued interest of the note into a number of capital stock of the Company at $.10 per share. The Company’s outstanding borrowings under the line of credit at December 31, 2003 amounted to $28,941. The line of credit bears simple interest at 8% per annum payable monthly. The Company is currently in negotiations with SHI, to increase the maximum borrowings until financing is acquired.

4.                                      Management Fee Agreement, shareholder

Pursuant to a month-to-month office use agreement, the Company pays SHI, monthly fees in the amount of $20,000 in exchange for the use of office space, furniture, telephone usage, insurance, computer equipment and payroll reimbursement for use of office personnel.

5.                                      Stockholders’ Equity

The Company’s Articles of Incorporation (Articles) authorize the issuance of one class of shares designated as common stock, having a $.001 par value. The numbers of shares of common stock authorized are 10,000,000.

Common Stock

Common stockholders are entitled to receive dividends when and if declared by the Board of Directors, to share ratably in the proceeds of any dissolution or winding up of the Company and to vote on certain matters as provided in the Articles. Shares of common stock are subject to transfer restrictions and certain rights of first refusal relating to the securities laws, the bylaws of the Company.

Warrants

On December 2, 2003, the Company issued stock purchase warrants to ARNO NA, LLC to purchase 250,000 shares of common stock at $1.00 per share in connection with a consulting agreement. The warrants will vest 125,000 on December 2, 2003 and 125,000 will vest on December 2, 2004. The warrants expire on December 2, 2008. As of December 31, 2003, the warrants have not been exercised. The estimated value of the warrants are insignificant based on the Black Scholes pricing model.

On November 20, 2003, the Company issued stock purchase warrants to Noah Blake to purchase 50,000 shares of common stock at $.25 per share in connection with a consulting agreement. The warrants expire on November 20, 2008. As of December 31, 2003, the warrants have not been exercised. The estimated value of the warrants are insignificant based on the Black Scholes pricing model.

On December 3, 2003, the Company issued stock purchase warrants to Todd Sanders to purchase 250,000 of common stock at $.10 per share in connection with an employment agreement. The warrants expire in five years.

6.                                      Commitment and Contingencies

The Company entered into a twelve month consulting agreement with ARNO NA, LLC, on December 2, 2003 to provide exclusive in-store marketing and advice to management of the Company. The unsecured consulting obligation is payable with warrants to purchase 250,000 shares of common stock at an exercise price of $1.00 per share. 125,000 of the aforementioned warrants vested upon signing of this agreement and the remaining 125,000 will vest on the twelve month anniversary date of this agreement.

The Company entered into a four month consulting agreement with ARS Consulting, Inc. on December 15, 2003 to provide necessary research, identification and due diligence on acquisition and/or licensing target companies. The unsecured consulting obligation is $5,000 per month which payments are deferred and due in full no later than April 1, 2004.

The Company entered into a twelve month consulting agreement with Noah Blake on November 20, 2003 in order to assist the Company in creating corporate branding and identity and the identification of potential product/company acquisitions. The unsecured consulting obligation is payable with warrants to purchase 50,000 shares of common stock at an exercise price of $.25 per share. The Company also agrees to pay an amount to $.50 of the gross profit on any product/company the Company acquires through introduction of the consultant.

The Company entered into a four month consulting agreement with Guy Conte on December 1, 2003 (extended to May 31, 2004) as a sales and marketing expert. The unsecured consulting obligation is $12,500 per month, which $7,500 of the payment is deferred and due in full no later than April 1, 2004.

7.                                      Subsequent Events

On March 2, 2004, Sunset Brands, Inc. signed a letter of intent to acquire Low Carb Creations, Inc. The transaction is expected to be completed by June 18, 2004.

On January 27, 2004, the Company entered into a convertible promissory note in the amount of $125,000 with simple interest at the rate of 8% per annum. The note is due in full on the earlier of January 15, 2005 or the closing of funding by the Company of not less than $1,000,000. In addition, the Company agrees to issue 50,000 shares of common stock plus stock options to purchase an additional 50,000 shares at an exercise price of $.50 per share. The note is convertible into 250,000 shares of the Company’s common stock.

On March 31, 2004, the Company converted $46,114 of the line of credit with SHI into 461,143 shares of common stock.

(b)           Pro Forma Financial Information

The following Unaudited Pro Forma Combined Financial Information is based on the historical financial Statements of Sunset Brands, Inc., Low Carb Creations, Inc. and Sunset Brands California, Inc., formerly Sunset Brands, Inc. ("Old Sunset") and has been prepared to illustrate the effect of the acquisition of Old Sunset and Low Carb Creations, Inc. by the Company. This transaction is being treated as a "reverse acquisition" whereby for accounting purposes Low Carb Creations, Inc. is considered the acquirer.

The Unaudited Pro Forma Combined Balance Sheet at September 30, 2004 gives effect to the reverse acquisition and the related transactions as if they had occurred on September 30, 2004, and was prepared based upon the Company's balance sheet as of September 30, 2004 and the balance sheet of Low Carb Creations, Inc. and Old Sunset as of the same date.

The Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 2003 gives effect to the reverse acquisition as of January 1, 2003.  The Unaudited Pro Forma Combined Statement of Operations for the nine months ended September 30, 2004 gives effect to the reverse acquisition as of January 1, 2004. The Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 2003 was prepared based upon the Statement of Operations of the Company for the fiscal year ended December 31, 2003 and the Statement of Operations of Old Sunset and Low Carb Creations, Inc. for the years ended Decfember 31, 2003. The Unaudited Pro Forma Combined Statement of Operations for the nine months ended September 30, 2004 was prepared based upon the unaudited consolidated Statement of Operations of the Company for the nine months ended September 30, 2004 and the unaudited Statement of Operations of Old Sunset and Low Carb Creations, Inc. for the nine months ended September 30, 2004.

The Unaudited Pro Forma Combined Financial Information is based on certain assumptions and adjustments described in the notes to the Unaudited Pro Forma Combined Financial Information included in this report and should be read in conjunction with the historical financial statements and accompanying disclosures contained in the Company's December 31, 2003 consolidated financial statements and notes thereto, and the financial statements of Old Sunset and Low Carb Creations dated December 31, 2003 and notes thereto.

The Unaudited Pro Forma Combined Financial Information presented below does not reflect future events that may occur after the acquisitions.  The accompanying Unaudited Pro Forma Combined Financial Information does not purport to describe the actual financial condition or results of operations that would have been achieved had the acquisition in fact occurred on the dates indicated, nor does it purport to predict the Company's future financial condition or results of operations.

(1)           Unaudited pro forma combined balance sheet as of September 30, 2004

	Sunset Brands, Inc.	Cascade Sled Dog Adventures, Inc.	Low Carb Creations, Inc.	Pro Forma Adjustments		Pro Forma Combined

Cash in bank	$(19,700)	$—	$45,101	$1,985,355	(i)	$2,010,756
Accounts receivable	—	—	252,321			252,321
Due from affiliates	227,921	—	—	(217,415	)(j)	10,506
Inventory	—	—	129,162			129,162
Other assets	—	—	101,963			101,963

Total current assets	208,221	—	528,547			2,504,708

Prepaid expenses	132,300	—	106,738			239,038
Fixed assets	—	—	64,407			64,407
Notes receivable	—	—	100,000			100,000
Other receivables	—	—	94,437			94,437
Escrow for bridge loan	—			313,020	(i)	313,020
Deferred acquisition expenses	64,902	—				64,902
Deferred tax asset	—		12,000			12,000

	197,202	—	377,582			887,804

Total assets	$405,423	$—	$906,129			$3,392,512

Accounts payable and accrued liabilities	$81,441	$107,569	$612,745			$801,755
Current portion of notes payable	100,000	—	913,649	(217,415	)(j)	796,234

Total current liabilities	181,441	107,569	1,526,394			1,597,989

Notes payable	125,000	—				125,000
Deferred tax liability	—	—	15,000			15,000

Total long term liabilities	125,000	—	15,000			140,000

Series A redeemable convertible preferred stock	500,000	—		2,750,125	(f)(i)	3,250,125

Common stock	6,000	5,046	300,000	(309,575	)(a)	1,471

Additional paid-in capital		190,677		(852,485	) (a)(b) (c)(d) (e)(f) (g)(h)	(661,808)

Accumulated deficit	(407,018)	(303,292)	(935,265)	710,310		(935,265)

Total stockholders’ equity	(401,018)	(107,569)	(635,265)			(1,595,602)

Total liabilities and stockholders’ equity	$405,423	$—	$906,129			$3,392,512

(b)(2)                   Unaudited pro forma combined statement of operations for the nine months ended September 30, 2004

Sunset Brands, Inc, Cascade Sled Dog Adventures, Inc and Low Carb Creations, Inc.
Unaudited Pro Forma Combined Statement of Operations
Nine Months ended September 30, 2004

	Sunset Brands, Inc.	Cascade Sled Dog Adventures, Inc.	Low Carb Creations, Inc.	Pro Forma Adjustments		Pro Forma Combined

Net sales	$—	$—	$2,276,584			$2,276,584
Cost of sales	—	—	1,840,558			1,840,558

Gross profit	—	—	436,026			436,026

Operating expenses:
Warehouse	—	—	92,996			92,996
Selling, general and administrative	319,577	128,538	1,249,075	505,757	(c)(e)(g)	2,202,947
Consulting fees				143,869	(d)	143,869
Product development	—	—	59,599			59,599

Total operating expenses	319,577	128,538	1,401,670			2,499,411

Operating loss	(319,577)	(128,538)	(965,644)			(2,063,385)

Nonoperating expenses	—	—	19,611	2,439,891	(b)	2,459,502

Net loss before income taxes	(319,577)	(128,538)	(985,255)			(4,522,887)

Income tax provision	—	—	(31,054)			(31,054)

Net loss	(319,577)	(128,538)	(954,201)	(3,089,517)		(4,491,833)

Preferred stock dividend	—	—	—	451,750	(i)	451,750

Net loss available to common shareholders	$(319,577)	$(128,538)	$(954,201)	$(2,637,767)		$(4,040,083)

Net loss per share computation:

Basic and Diluted						$(0.27)

Number of shares used in per share computations						14,709,911

(b)(3)                 Unaudited pro forma combined statement of operations for the twelve months ended December 31, 2004

Sunset Brands, Inc, Cascade Sled Dog Adventures, Inc and Low Carb Creations, Inc.
Unaudited Pro Forma Combined Statement of Operations
Year Ended December 31, 2003

	Sunset Brands, Inc.	Cascade Sled Dog Adventures, Inc.	Low Carb Creations, Inc.	Pro Forma Adjustments	Pro Forma Combined

Net sales	$—	$—	$4,191,862		$4,191,862
Cost of sales	—	—	3,161,324		3,161,324

Gross profit	—	—	1,030,538		1,030,538

Operating expenses:
Warehouse	—	—	—		—
Selling, general and administrative	87,441	18,229	914,993		1,020,663
Product development	—	—	—		—

Total operating expenses	87,441	18,229	914,993		1,020,663

Operating loss	(87,441)	(18,229)	115,545		9,875

Nonoperating expenses	—	—	22,414		22,414

Net loss before income taxes	(87,441)	(18,229)	93,131		(12,539)

Income tax provision	—	—	31,054	$(31,054)

Net loss	$(87,441)	$(18,229)	$62,077		$(12,539)

(b)(4)                   Schedules and notes to pro forma combined financial information

Pro Forma Adjusting Entries

As of September 30, 2004

Entry	Accounts	Dr	Cr

(a)	Additional paid-in capital	381
	Common stock		381

	To record stock issued to shareholders as founders’ stock
	3,812,652 shares at par value ($.0001)

(b)	Interest expense	2,439,891
	Common Stock		271
	Additional paid-in capital		2,439,620

	To record shares issued in conjunction with certain promissory notes.
	2,710,990 shares at $.90 per share.

(c)	Salary expense	329,846
	Common stock		37
	Additional paid-in capital		329,809

	To record shares issued to employees of Sunset Holdings as part of employment package 366,495 shares at $.90 per share

(d)	Consulting fees	143,869
	Common stock		16
	Additional paid-in capital		143,853

	To record shares issued for consulting work
	159,855 shares at $.90 per share

(e)	Contract settlement	67,500
	Common stock		8
	Additional paid-in capital		67,492

	To record shares issued in settlement of contractual dispute
	75,000 shares at $.90 per share

(f)	Additional paid-in capital	4,532,040
	Common stock		475
	Additional paid-in capital		4,281,565
	Series A preferred stock		250,000

	To record the purchase of Low Carb Creations, Inc.
	4,757,822 shares at $.90 per share, plus the issuance of $250,00 in perferred stock.

(g)	Consulting fees	294,388
	Common stock		33
	Additional paid-in capital		294,355

	To record shares issued as a finders’ fee in conjunction with the merger shell 327,098 shares at $.90 per share

(h)	Additional paid-in capital	250
	Common stock		250

	To record common stock issued to the owner of the merger shell as founders’ stock 2,500,000 shares at par value ($.0001)

(i)	Cash	1,985,355
	Preferred stock dividend	451,750
	Escrow for bridge loan	313,020
	Series A preferred stock		2,750,125

	To record issuance of Series A preferred stock, debt issuance costs and funds held in escrow for provider of bridge
	loan.

(j)	Current portion of notes payable	217,415
	Due from affiliates		217,415

	To eliminate intercompany receivable payable